BLACKROCK EUROFUND

(the “Fund”)

Supplement dated September 24, 2018 to the Summary Prospectuses and

Prospectuses of the Fund, dated October 27, 2017 and January 25, 2018, as supplemented to date

On September 20, 2018, the Board of Trustees (the “Board”) of the Fund approved certain changes to the Fund’s investment strategies and process. In addition, Fund management has determined to make certain changes to the Fund’s portfolio management team and the benchmark index against which the Fund compares its performance. All of these changes are expected to become effective on October 23, 2018.

Effective October 23, 2018, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

Change in the Fund’s Investment Strategies and Investment Process

The section of each Summary Prospectus entitled “Key Facts About BlackRock EuroFund — Principal Investment Strategies of the Fund” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock EuroFund — Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund will invest at least 80% of its net assets in equity securities, including common stock and convertible securities, of companies located in Europe. For these purposes, “net assets” include any borrowings for investment purposes. Equity securities include common stock, preferred stock, securities convertible into common stock or securities or other instruments whose price is linked to the value of common stock. Common stock are securities representing shares of ownership of a corporation. Convertible securities are securities, such as corporate bonds or preferred stock, that are exchangeable for shares of common stock of the issuer or another company.

The Fund may invest in companies of any size. The Fund has no limits on the geographic asset distribution of its investments within Europe. However, the Fund currently expects that a majority of the Fund’s assets will be invested in equity securities of companies located in countries participating in the European Monetary Union (the “Eurozone”). Other exposure may include, without limitation, investments in companies located in European Union Member States that Fund management believes are likely to join the Eurozone in the foreseeable future and in companies based elsewhere that exercise the predominant part of their economic activity in Eurozone countries.

The section of each Summary Prospectus entitled “Key Facts About BlackRock EuroFund — Principal Risks of Investing in the Fund” and the section of each Prospectus entitled “Fund Overview—Principal Risks of Investing in the Fund” are amended to add the following risk:

Focus Risk — Under normal circumstances, the Fund focuses its investments in the securities of a limited number of issuers. This may subject the Fund to greater issuer-specific risk and potential losses than a fund that invests in the securities of a greater number of issuers.

The section of each Prospectus entitled “Details About the Fund — How the Fund Invests — Investment Process” is deleted in its entirety and replaced with the following:

Investment Process

The Fund’s investment process comprises a flexible and actively managed high conviction, concentrated portfolio. The Fund aims to generate consistent alpha from diverse sources of risk.

The Fund combines fundamental analysis with a strong macro awareness. The Fund is actively managed with a strong awareness of risk premia at stock, sector, country and factor levels.

In selecting securities, the Fund emphasizes those securities that Fund management believes are undervalued or have good prospects for earnings growth. A company’s stock is considered to be undervalued when the stock’s current price is less than what Fund management believes a share of the company is worth. Fund management feels a company’s worth can be assessed by factors such as financial resources, value of assets, sales and earnings growth, product development, quality of management and overall business prospects. A company whose earnings per share grow faster than inflation and the economy in general usually has a higher stock price over time than a company with slower earnings growth. The Fund operates a disciplined approach to forecasting single stock returns, backed by high conviction research. The Fund looks for companies with strong management, strong competitive positions, strong financial discipline and which may have near-term catalysts for reevaluation by the market. The Fund uses absolute price targets to forecast returns on a 12-24 month time horizon. The Fund’s evaluation of the prospects for a company’s industry or market sector is an important factor in evaluating a particular company’s earnings potential. Current income from dividends and interest will also be considered when assessing the overall return potential of an investment.

Macro awareness is also an important element of portfolio construction. The Fund monitors top-down drivers of risk premia at a sector, country, factor and thematic level to help identify turning points in the market and potential mispricings. The Fund is flexible in its approach and has no preset bias towards any style, factor, country or sector.

The section of each Prospectus entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund’s net assets will consist of equity securities, including common stock and convertible securities, of companies located in Europe. For these purposes, “net assets” include any borrowings for investment purposes. Equity securities include common stock, preferred stock, securities convertible into common stock or securities or other instruments whose price is linked to the value of common stock. Common stock are securities representing shares of ownership of a corporation. Convertible securities are securities, such as corporate bonds or preferred stock, that are exchangeable for shares of common stock of the issuer or another company. The Fund’s 80% policy is a non-fundamental policy of the Fund, and may not be changed without 60 days’ prior notice to shareholders.

The Fund may invest in companies of any size. The Fund has no limits on the geographic asset distribution of its investments within Europe. However, the Fund currently expects that a majority of the Fund’s assets will be invested in equity securities of companies located in countries participating in the European Monetary Union (the “Eurozone”) such as Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. Other exposure may include, without limitation, investments in companies located in European Union Member States that Fund management believes are likely to join the Eurozone in the foreseeable future and in companies based elsewhere that exercise the predominant part of their economic activity in Eurozone countries. The Fund considers a company to be “located” in the country where:

•	It is legally organized, or

•	The primary trading market for its securities is located, or

•	At least 50% of the company’s (and its subsidiaries’) non-current assets, capitalization, gross revenues or profits have been located during one of the last two fiscal years.

The section of each Prospectus entitled “Details About the Fund — Investment Risks — Principal Risks of Investing in the Fund” is amended to add the following risk:

Focus Risk — Under normal circumstances, the Fund focuses its investments in the securities of a limited number of issuers. This may subject the Fund to greater issuer-specific risk and potential losses than a fund that invests in the securities of a greater number of issuers.

Change in the Fund’s Benchmark

In the section of each Summary Prospectus entitled “Key Facts About the BlackRock EuroFund — Performance Information” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock EuroFund — Performance Information,” the MSCI EMU Index replaces the MSCI Europe Index as the performance benchmark against which the Fund measures its performance. Fund management believes the MSCI EMU Index is more relevant to the Fund’s new investment strategies. The MSCI EMU Index captures large and mid-cap representation across the 10 Developed Markets countries in the European Economic and Monetary Union (“EMU”). With 248 constituents, the MSCI EMU Index covers approximately 85% of the free float-adjusted market capitalization of the EMU.

For the one year, five year and ten year periods ended December 31, 2017, the average annual total returns for the MSCI EMU Index were 28.07%, 8.61% and -0.05%, respectively.

Change in the Fund’s Portfolio Management

The section of each Summary Prospectus entitled “Key Facts About BlackRock EuroFund — Portfolio Managers” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock EuroFund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Andreas Zoellinger, CFA	2018	Managing Director of BlackRock, Inc.

The section of each Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the EuroFund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE EUROFUND
The Fund is managed by Andreas Zoellinger, CFA. Mr. Zoellinger is the portfolio manager and is primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio manager.

The section of each Prospectus entitled “Details About the Fund — How the Fund Invests — BlackRock EuroFund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio manager of the Fund is set forth below. Further information regarding the portfolio manager, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The Fund is managed by Andreas Zoellinger, CFA, who is responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Andreas Zoellinger, CFA	Primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2018	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2009 to 2014.

Shareholders should retain this Supplement for future reference.

PR2-EF-0918SUP

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